UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2009

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VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

15521 Midlothian Turnpike Midlothian, Virginia (Address of principal executive offices)	23113 (Zip Code)

Registrant’s telephone number, including area code: (804) 897-3900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 1, 2009, as part of the Capital Purchase Program established by the U.S. Department of the Treasury (the “Treasury”) under the Emergency Economic Stabilization Act of 2008 (“EESA”), Village Bank and Trust Financial Corp. (the “Company”) entered into a Letter Agreement and Securities Purchase Agreement—Standard Terms (collectively, the “Purchase Agreement”) with the Treasury, pursuant to which the Company sold (i) 14,738 shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $4.00 per share, having a liquidation preference of $1,000 per share (the “Preferred Stock”) and (ii) a warrant (the “Warrant”) to purchase 499,029 shares of the Company’s common stock, par value $4.00 per share (the “Common Stock”), at an initial exercise price of $4.43 per share, subject to certain anti-dilution and other adjustments, for an aggregate purchase price of $14,738,000 in cash. The Purchase Agreement is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The Company also entered into a Side Letter Agreement with the Treasury, which amends certain terms of the Purchase Agreement to comply with the American Recovery and Reinvestment Act of 2009. The Side Letter Agreement is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

The Preferred Stock will qualify as Tier 1 capital and will pay cumulative dividends at a rate of 5% per annum for the first five years, and thereafter at a rate of 9% per annum. The Preferred Stock is generally non-voting, other than on certain matters that could adversely affect the Preferred Stock. If the dividends on the Preferred Stock have not been paid for an aggregate of six (6) quarterly dividend periods or more, whether or not consecutive, the Company’s authorized number of directors will be automatically increased by two (2) and the holders of the Preferred Stock will have the right to elect those directors at the Company’s next annual meeting or at a special meeting called for that purpose; these two directors will be elected annually and will serve until all accrued and unpaid dividends for all past dividend periods have been declared and paid in full. Prior to May 1, 2012, unless the Company has redeemed the Preferred Stock or the Treasury has transferred the Preferred Stock to a third party, the consent of the Treasury will be required for the Company to increase its common stock dividend or repurchase its common stock or other equity or capital securities, other than in certain circumstances specified in the Purchase Agreement. The form of certificate for the Preferred Stock is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

The Warrant is immediately exercisable. The Warrant provides for the adjustment of the exercise price and the number of shares of Common Stock issuable upon exercise pursuant to customary anti-dilution provisions, such as upon stock splits or distributions of securities or other assets to holders of Common Stock, and upon certain issuances of Common Stock at or below a specified price relative to the then-current market price of Common Stock. The Warrant expires ten years from the issuance date. If, on or prior to December 31, 2009, the Company receives aggregate gross cash proceeds of not less than the purchase price of the Preferred Stock from one or more “Qualified Equity Offerings” announced after October 13, 2008, the number of shares of common stock issuable pursuant to the Treasury’s exercise of the Warrant will be reduced by one-half of the original number of shares, taking into account all adjustments, underlying the Warrant. Pursuant to the Purchase Agreement, the Treasury has agreed not to exercise voting power with respect to any shares of Common Stock issued upon exercise of the Warrant. The Warrant is attached as Exhibit 4.2 hereto and is incorporated herein by reference.

Upon the request of the Treasury at any time, the Company has agreed to promptly enter into a deposit arrangement pursuant to which the Preferred Stock may be deposited and depositary shares (“Depositary Shares”), representing fractional shares of Preferred Stock, may be issued. The Company has agreed to register the Preferred Stock, the Warrant, the shares of Common Stock underlying the Warrant and Depositary Shares, if any, as soon as practicable after the date of the issuance of the Preferred Stock and the Warrant.

Item 3.02. Unregistered Sale of Equity Securities.

The Preferred Stock and the Warrant were issued to the Treasury in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of the Securities and has not offered securities to the public in connection with this issuance and sale. The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” and “Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” is incorporated herein by reference.

Under the Articles of Amendment described in “Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year,” the Company’s ability to declare or pay dividends or to repurchase its Common Stock or other equity or capital securities will be subject to restrictions in the event that it fails to declare and pay (or set aside for payment) full dividends on the Preferred Stock.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As a condition to the closing of the transaction, each of Thomas W. Winfree, C. Harril Whitehurst, Jr., and Raymond E. Sanders, who are each Senior Executive Officers (as defined in subsection 111(a)(1) of the EESA), executed a waiver (the “Waiver”) voluntarily waiving any claim against the Treasury or the Company for any changes to such Senior Executive Officer’s compensation or benefits that are required to comply with Section 111 of the EESA and rules, regulations, guidance or other requirements issued thereunder and acknowledging that such restrictions may require modification of the compensation, bonus, incentive and other benefit plans, arrangements and policies and agreements (including so-called “golden parachute” agreements) (collectively, “Benefit Plans”) as they relate to the period during which any obligation from financial assistance provided under the Capital Purchase Program remains outstanding. Each of the Senior Executive Officers listed above also entered into a letter agreement with the Company (the “Consent Letter”) whereby the Senior Executive Officer agreed to amend the Benefit Plans with respect to such Senior Executive Officer as may be necessary, during the period during which any obligation from financial assistance provided under the Capital Purchase Program remains outstanding, to comply with Section 111 of the EESA and rules, regulations, guidance or other requirements issued thereunder. The form of Waiver is attached as Exhibit 10.3 hereto and is incorporated herein by reference. The form of Consent Letter is attached as Exhibit 10.4 hereto and is incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company filed Articles of Amendment with the Commonwealth of Virginia State Corporation Commission on April 30, 2009 for the purpose of amending its Articles of Incorporation to fix the designations, preferences, limitations and relative rights of the Preferred Stock. The Articles of Amendment are attached hereto as Exhibit 3.1 and are incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Company’s Articles of Incorporation, designating the terms of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A

4.1	Form of Certificate for Fixed Rate Cumulative Perpetual Preferred Stock, Series A

4.2	Warrant to Purchase Shares of Common Stock, dated May 1, 2009

10.1	Letter Agreement, dated as of May 1, 2009, by and between Village Bank and Trust Financial Corp. and the United States Department of the Treasury

10.2	Side Letter Agreement, dated as of May 1, 2009, by and between Village Bank and Trust Financial Corp. and the United States Department of the Treasury

10.3	Form of Waiver

10.4	Form of Consent Letter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Village Bank and Trust Financial Corp.

Date: May 6, 2009	By:	/s/ C. Harril Whitehurst, Jr.
C. Harril Whitehurst, Jr.
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to the Company’s Articles of Incorporation, designating the terms of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A

4.1	Form of Certificate for Fixed Rate Cumulative Perpetual Preferred Stock, Series A

4.2	Warrant to Purchase Shares of Common Stock, dated May 1, 2009

10.1	Letter Agreement, dated as of May 1, 2009, by and between Village Bank and Trust Financial Corp. and the United States Department of the Treasury

10.2	Side Letter Agreement, dated as of May 1, 2009, by and between Village Bank and Trust Financial Corp. and the United States Department of the Treasury

10.3	Form of Waiver

10.4	Form of Consent Letter